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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2008

BPO Management Services, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-28560 (Commission File Number)	22-2356861 (IRS Employer Identification No.)

1290 N. Hancock, Ste. 200, Anaheim Hills, CA (Address of Principal Executive Offices)	92807 (Zip Code)

(714) 974-2670
(Registrant's Telephone Number, Including Area Code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01:    Other Events.

        On November 13, 2008, BPO Management Services, Inc., a Delaware corporation (the "Company," or "BPOMS"), mailed to its stockholders a Notice of Hearing Pursuant to Section 25142 of the California Corporations Code (the "Notice") as required pursuant to the Agreement and Plan of Merger, as amended, with Healthaxis Inc., a Pennsylvania corporation ("Healthaxis"), Outsourcing Merger Sub, Inc., a Delaware corporation, and the Company. The full text of the Notice is filed herewith as Exhibit 99.1.

Forward-Looking Statements

        This report, including the exhibit attached hereto, contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, particularly those statements regarding the effects of the proposed Merger and those preceded by, followed by or that otherwise include the words "believes," "expects," "anticipates," "intends," "estimates," or similar expressions. Forward-looking statements relating to expectations about future results or events are based upon information available as of today's date, and there is no assumed obligation to update any of these statements. The forward-looking statements are not guarantees of future performance, and actual results may vary materially from the results and exceptions discussed. For instance, although BPOMS and Healthaxis have signed an agreement to merge, there is no assurance that they will complete the proposed merger. The Merger Agreement will terminate if the companies do not receive necessary approvals from BPOMS' stockholders and Healthaxis' shareholders or if either BPOMS or Healthaxis fails to satisfy other conditions to closing. Other risks and uncertainties to which the companies are subject are discussed in the companies' reports filed with the Securities and Exchange Commission (the "SEC") under the caption "Risk Factors" and elsewhere, including, without limitation, in BPOMS' Annual Report on Form 10-KSB for the year ended December 31, 2007 and subsequent Quarterly Reports on Forms 10-QSB and 10-Q, and in Healthaxis' Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent Quarterly Reports on Form 10-Q. Copies of BPOMS' and Healthaxis' filings with the SEC can be obtained on their websites, or at the SEC's website at www.sec.gov. One or more of these factors have affected, and could affect BPOMS' and Healthaxis' business and financial results in future periods, and could cause actual results related to the Merger to differ materially from plans and projections. Any forward-looking statement is qualified by reference to these risks, uncertainties and factors. Forward-looking statements speak only as of the date of the documents in which they are made. These risks, uncertainties and factors are not exclusive, and the Company undertakes no obligation to publicly update or review any forward-looking statements to reflect events or circumstances that may arise after the date of this report, except as required by law.

Additional Information and Where to Find It

        In connection with the proposed Merger, the Company will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the proxy statement and other documents when they become available by contacting the Company by mail at 1290 N. Hancock, Ste 200, Anaheim, CA 92807, Attn: Donald Rutherford, or by telephone at (714) 974-2670. In addition, documents filed with the SEC by the Company are available free of charge at the Securities and Exchange Commission's website at http://www.sec.gov.

        The Company and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company's shareholders in connection with the proposed transaction. Information concerning the special interests of these directors, executive officers and other members of the Company's management and employees in the proposed transaction will be included in the Company's proxy statement described above. Information regarding the Company's directors and executive officers is also available in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007. This document is available free of charge at the SEC's website at www.sec.gov and from the Company as described above.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits:

Exhibit	Description
99.1	Notice of Hearing Pursuant to Section 25142 of the California Corporations Code

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2008

BPO MANAGEMENT SERVICES, INC.
By:	/s/ DONALD RUTHERFORD Donald Rutherford Chief Financial Officer

 EXHIBIT INDEX

Exhibit	Description
99.1	Notice of Hearing Pursuant to Section 25142 of the California Corporations Code

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  ITEM 8.01: Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX